                                                                   EXHIBIT 10.1

                                AMENDMENT NO. 2


     This Agreement, dated as of August 12, 1998, is among Color Spot Nurseries, Inc., a Delaware corporation (the "Borrower"), Credit Agricole Indosuez (formerly the New York branch of Banque Indosuez) ("Indosuez"), IBJ Schroder Bank & Trust Company ("IBJS"), BankBoston, N.A. ("BKOB") and the other lending institutions listed in Schedule A to the Credit Agreement (each a "Bank"), Indosuez, as the administrative agent (the "Administrative Agent") for itself and the other Banks, IBJS as the syndication agent (the "Syndication Agent") for itself and the other Banks, and BKOB as the documentation agent (the "Documentation Agent") for itself and the other Banks and, together with the Administrative Agent and the Syndication Agent, the "Agents"). The parties hereto hereby agree as follows:

1. REFERENCE TO CREDIT AGREEMENT; DEFINITIONS. Reference is made to the Second Amended and Restated Credit Agreement dated as of December 24, 1997, as amended by Amendment No. 1 dated as of May 7, 1998 and as in effect on the date hereof (the "Credit Agreement"), among the Borrower, the Agents and the Banks. Terms defined in the Credit Agreement and not otherwise defined herein are used herein with the meanings so defined.

2. AMENDMENTS TO CREDIT AGREEMENT. Subject to all the terms and conditions hereof, the Credit Agreement is hereby amended as follows, effective as of the date hereof.

     2.1. AMENDMENT TO SECTION 1.12. Section 1.12 of the Credit Agreement is hereby amended to read in its entirety as follows:

     "1.12 TOTAL LOAN COMMITMENTS: LIMITATIONS ON OUTSTANDING LOAN AMOUNTS. The amount of (a) the Total Commitment is $150,000,000, (b) the Total Revolving Loan Commitment is $40,000,000, (c) the Total Acquisition Term Loan Commitment is $75,000,000, and (d) the Total Supplemental Loan Commitment is $35,000,000; provided, however, that commencing August 1, 1998 and continuing until such date as the Administrative Agent shall have notified the Borrower in writing that each of the Banks has determined to reinstate all or any portion of such Bank's portion of the Total Commitments on terms mutually agreeable to the Banks and the Borrower, the amounts of the Total Commitments shall be as follows: (a) the Total Commitment is $40,000,000, (b) the Total Revolving Loan Commitment is $40,000,000, (c) the Total Acquisition Term Loan Commitment is zero, and (d) the Total Supplemental Loan Commitment is zero.
     Anything contained in this

     Agreement to the contrary notwithstanding, (i) in no event shall the sum of the aggregate principal amount of all outstanding Revolving Loans, Acquisition Term Loans, Supplemental Revolving Loans and Supplemental Term Loans of any Bank at any time exceed such Bank's portion of the Total Commitment, (ii) in no event shall the sum of the aggregate principal amount of all Revolving Loans, Acquisition Term Loans, Supplemental Revolving Loans and Supplemental Term Loans from all Banks at any time exceed the Total Commitment, (iii) in no event shall the Total Revolver Utilization exceed the Total Revolving Loan Commitment,
     (iv) in no event shall the Total Acquisition Utilization exceed the Total Acquisition Term Loan Commitment, and (v) in no event shall the Total Supplemental Utilization exceed the Total Supplemental Loan Commitment."

     2.2. AMENDMENT TO SECTION 9. The definition of "Borrowing Base" appearing in Section 9 of the Credit Agreement is hereby amended to read in its entirety as follows:

     "'BORROWING BASE' means, at any date of determination, an amount equal to the sum of (x) 85% of Eligible Accounts Receivable plus (y) 45% of Eligible Inventory, in each case as shown on the most recent Borrowing Base Certificate delivered prior to such date of determination; provided that during any Clean-down Period, the Borrowing Base shall be the lesser of (x) the amount derived from the foregoing calculation and (y) the Clean-down Amount."

     2.3. AMENDMENT OF SCHEDULE A. Schedule A to the Credit Agreement is hereby amended to reduce to zero the Acquisition Term Loan Commitment and the Supplemental Loan Commitment of each Bank, and attached to this Amendment No. 2 as Exhibit 1A is Schedule A to the Credit Agreement as so amended. Schedule A shall be revised to reflect any reinstatement of all or any portion of the Total Commitments effective with the delivery of the written notice from the Administrative Agent referred to in Section 1.12 of the Credit Agreement as amended by this Amendment No. 2.

     2.4. CERTAIN BORROWINGS. The Borrower hereby agrees that, until such date as the Administrative Agent shall have notified the Borrower in writing that all of the Banks have determined to reinstate their respective Commitments, the Borrower shall not be entitled to request Acquisition Term Loans, Supplemental Terms Loans or Supplemental Revolving Loans.

3.  WAIVERS.

     3.1. FINANCIAL COVENANTS. Notwithstanding anything to the contrary contained in the Credit Agreement, the Banks hereby waive, as of June 30, 1998, any Default or Event of Default caused by the Borrower's failure to meet the covenants set forth in Sections 7.02 (Total Interest Coverage Ratio), 7.03 (Fixed Charge Coverage Ratio) and 7.04 (Leverage Ratio) of the Credit Agreement with respect to the Test Period ending June 30, 1998.

     3.2. INFORMATION COVENANT. Notwithstanding anything to the contrary contained in the Credit Agreement, the Banks hereby waive, as of June 30, 1998, any Default or Event of Default arising under Section 6.01(f) of the Credit Agreement as a result of the Borrower's failure to deliver before July 1, 1998 the annual budget for the Borrower's fiscal year ending June 30, 1999.

     3.3. CLEAN-DOWN PERIOD. Notwithstanding anything to the contrary contained in the Credit Agreement, the Banks hereby waive the requirement that the outstanding principal amount of Revolving Loans during the Clean-down Period ending September 30, 1998 not exceed the Clean-down Amount.

4. ADDITIONAL COVENANTS. The Borrower hereby covenants and agrees with the Banks and the Agents as follows:

     4.1. DELIVERY OF 1999 BUDGET. On or before September 15, 1998, the Borrower will furnish to each Bank the annual budget of the Borrower and its Subsidiaries in reasonable detail for each month of its 1999 fiscal year, as customarily prepared by management for its internal use, setting forth, with appropriate discussion, the principal assumptions upon which such budgets are based.

     4.2. BANK MEETING. The Borrower will participate in a meeting of the Banks not later than September 15, 1998 at a location and time selected by the Administrative Agent and reasonably acceptable to the Borrower.

5. AMENDMENT FEE. Concurrently with the execution and delivery of this Amendment No. 2, the Borrower hereby agrees to pay (a) to each Bank other than the Banks which are affiliates of ING Capital Advisors, Inc. (collectively, "ING"), a fee in an amount equal to one-half percent (0.50%) of such Bank's Revolving Loan Commitment and (b) to ING a fee in the amount of $26,600.

6. NO DEFAULT. In order to induce the Banks to enter into this Amendment No. 2 and to continue to extend credit to the Borrower under the Credit Agreement as amended hereby, the Borrower hereby represents and warrants that, after giving effect to this Amendment No. 2 and the waivers contained in Section 3 of this Amendment No. 2, no Default or Event of Default has occurred and is continuing under the Credit Agreement as amended by this Amendment No. 2.

7. RELEASES. In consideration of the Banks' entering into this Amendment No. 2, (and without limiting the generality of the indemnities and other sections of the Credit Agreement), the Borrower hereby knowingly and intentionally releases each Bank and each of the Agents from any liability, and waive any claim or right of action (for breach of contract or any other theory of liability) against any Bank for liabilities, damages, claims, costs, losses and expenses

(whether or not accrued and whether or not known or suspected to exist), if any, arising out of, resulting from or in any manner connected with, any action, omission or other event occurring on or before the date hereof, whether or not related to the execution, delivery, performance or enforcement of this Amendment No. 2, the Credit Documents, or any related agreement or any action, omission or other event related to or in any manner connected with any of the foregoing including, without limitation, any action or omission by or on behalf of, and any course of conduct of or course of dealing with, any Bank or any of the Agents.

8. MISCELLANEOUS. Except to the extent expressly set forth herein, the provisions of the Credit Agreement shall remain unmodified, and the Credit Agreement is hereby confirmed as being in full force and effect. This Amendment No. 2 is a Credit Document and may be executed in any number of counterparts which together shall constitute one instrument, shall be governed by and construed in accordance with the laws of the State of New York (other than conflict of laws rules), and shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, including as such successors and assigns all holders of Obligations.

     IN WITNESS WHEREOF, the parties have caused this Amendment No. 2 to be executed and delivered by their duly authorized officers as of the date first above written.

                                       COLOR SPOT NURSERIES, INC.



                                       By:  /s/ Carlos R. Plaza
                                          --------------------------------
                                          Title:  Chief Financial Officer





                                       CREDIT AGRICOLE INDOSUEZ
                                       (formerly Banque Indosuez,
                                       New York Branch)
                                       as a Bank and as Administrative Agent



                                       By:  /s/ Michael Araugholt
                                          --------------------------------
                                          Name: Michael Araugholt
                                          Title:  Vice President



                                       By:  /s/ Patricia Frankel
                                          --------------------------------
                                          Name:  Patricia Frankel
                                          Title:  First Vice President


                                       IBJ SCHRODER BANK & TRUST COMPANY,
                                       as a Bank and as Syndication Agent


                                       By:  /s/ Patricia G. McCormack
                                          --------------------------------
                                          Name:  Patricia G.
                                          McCormack  Title:  Director


                                       BANKBOSTON, N.A.
                                       as a Bank and as Documentation Agent


                                       By:  /s/ Gregory R. D. Clark
                                          --------------------------------
                                          Name:  Gregory R. D. Clark
                                          Title:  Managing Director

                                       FIRST SOURCE FINANCIAL LLP,
                                       an Illinois registered limited liability
                                       partnership
                                       By:  First Source Financial, Inc.,
                                            its manager


                                       By:  /s/ John P. Thacker
                                          --------------------------------
                                          Name:  John P. Thacker
                                          Title:  Senior Vice President


                                       CREDITANSTALT CORPORATE FINANCE, INC.


                                       By:  /s/ Patrick Rounds
                                          --------------------------------
                                          Name:  Patrick Rounds
                                          Title:  Vice President


                                       By:  /s/ James F. McCann
                                          --------------------------------
                                          Name: James F. McCann
                                          Title:  Vice President


                                       THE ING CAPITAL SENIOR SECURED
                                       HIGH INCOME FUND, L.P.

                                       By ING Capital Advisors, Inc.
                                       as Investment Advisor


                                       By:  /s/ Helen Y. Rhee
                                          --------------------------------
                                          Name:  Helen Y. Rhee
                                          Title:  Vice President & Portfolio
                                                  Manager

                                       COMMERCIAL LOAN FUNDING TRUST I

                                          By:  Lehman Commercial Paper, Inc.,
                                          not in its individual capacity but as
                                          Administrative Agent

                                       By:  /s/ Michele Swanson
                                          --------------------------------
                                          Name:  Michele Swanson
                                          Title:  Authorized Signatory


                                       THE ING HIGH INCOME PRINCIPAL
                                       PRESERVATION OFFERING, L.P.

                                       By: ING Capital Advisers, Inc.,
                                       its Investment Advisor


                                       By:  /s/ Helen Y. Rhee
                                          --------------------------------
                                          Name:  Helen Y. Rhee
                                          Title:  Vice President & Portfolio
                                                  Manager

                                                                      EXHIBIT 1A
                                                              to Amendment No. 2

                                    SCHEDULE A
                                      to
                             COLOR SPOT NURSERIES, INC.
                                 CREDIT AGREEMENT

                                    COMMITMENTS

                       Revolving          Acquisition Term     Supplemental
                         Loan                   Loan               Loan
                       ---------          ----------------     ------------

Credit Agricole       $ 7,666,667               zero               zero
Indosuez

IBJ Schroder Bank &   $ 7,666,667               zero               zero
Trust Co.

BankBoston, N.A.      $ 7,666,667               zero               zero

First Source          $ 5,333,333               zero               zero
Financial, LLP

Creditanstalt-        $ 4,000,000               zero               zero
Bankverein

The ING Capital                                 zero               zero
Senior Secured
High Income Fund,
L.P.

Commercial Loan       $ 7,666,667               zero               zero
Funding Trust I

ING High Income                                 zero               zero
Principal
Preservation
Offering, L.P.
                      -----------               ----               ----

    TOTAL:            $40,000,000               zero               zero
